UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 12, 2020
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2020, Energizer Holdings, Inc. (the “Company”) issued a press release and made available on its website an earnings presentation announcing financial and operating results for the fourth fiscal quarter and full fiscal year ended September 30, 2020 and provided a financial outlook for fiscal 2021. A copy of the press release and earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the furnished exhibits, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall such information or exhibits be deemed incorporated by reference into any filing by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Succession

On November 12, 2020, the Board of Directors of the Company announced the appointment of Mark S. LaVigne to the role of Chief Executive Officer, which appointment was approved by the Company’s Board of Directors and will become effective on January 1, 2021. Mr. LaVigne is currently the Company’s President and Chief Operating Officer. Mr. LaVigne will succeed Alan R. Hoskins, who will retire as Chief Executive Officer of the Company effective January 1, 2021, but has agreed to remain with the Company in the capacity of Special Advisor to support the leadership transition by providing advice, guidance and assistance during the transition period.

The information regarding Mr. LaVigne required by Items 401(b), (d) and (e) of Regulation S-K has previously been disclosed by the Company in the Company’s Annual Report on Form 10-K filed with the U.S. Securities Exchange Commission (the “Commission”) on November 19, 2019. There are no arrangements or understandings pursuant to which Mr. LaVigne was selected for his position. The information regarding Mr. LaVigne required under Item 404(a) of Regulation S-K has been previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on December 17, 2019. There have been no additional related party transactions involving Mr. LaVigne (or any of his immediate family members) during the period since September 30, 2019.

The details of Mr. LaVigne’s compensation arrangements in connection with his appointment and the material terms of Mr. Hoskins’ retirement are not available as of the date hereof. Any such arrangements will be the subject of an amended Form 8-K filing.

Item 7.01. Regulation FD Disclosure.

Declaration of Dividends

On November 12, 2020, the Company announced that its Board of Directors declared a quarterly dividend of $0.30 per share on its Common Stock, payable on December 18, 2020 to all shareholders of record as of the close of business on November 30, 2020 in addition to a quarterly dividend of $1.875 per share of 7.50% Series A mandatory convertible preferred stock, payable on January 15, 2021 to all shareholders of record as of the close of business on January 1, 2021.

Stock Repurchase Program

On November 12, 2020, the Company also announced that its Board of Directors approved terminating the previously authorized share repurchase program and replace it with a new authorization for the Company to acquire up to 7.5 million shares of its Common Stock. Stock repurchases may be made periodically in open-market transactions, including in discretionary transactions and under plans complying with the provisions of Rule 10b5-1 of the Exchange Act, privately negotiated transactions or otherwise and are subject to market conditions, applicable securities laws and other factors. Such repurchases will be at times and in amounts that management deems appropriate. The Board of Directors’ authorization does not have an expiration date, does not obligate the Company to acquire any particular amount of Common Stock, and may be modified, suspended or terminated at any time.

Chief Executive Officer Succession Press Release

The Company issued a press release, dated November 12, 2020, related to the Chief Executive Officer succession described in Item 5.02 above, which is furnished as Exhibit 99.3 hereto.

The information furnished pursuant to this Item 7.01, including the furnished exhibit, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Company with the SEC under the Securities Act, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 12, 2020

99.2	Earnings Presentation, dated November 12, 2020

99.3	Press Release, dated November 12, 2020, announcing Chief Executive Officer transition.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: November 12, 2020